                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 May 11, 2001
                                 ------------
               (Date of Report--Date of Earliest Event Reported)


                               D.R. Horton, Inc.
                               -----------------
              (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-14122                       75-2386963
--------------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
     of Incorporation)
--------------------------------------------------------------------------------------------------------------------



          1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
          -----------------------------------------------------------
                   (Address of Principal Executive Offices)

                                (817) 856-8200
                                --------------
             (Registrant's Telephone Number, Including Area Code)

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     Exhibit 4.1(a) hereto is the Eleventh Supplemental Indenture, dated as of May 11, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the Zero Coupon Convertible Senior Notes Due 2021 of D.R. Horton, Inc.

     Exhibit 8.1 hereto is the Opinion of Gibson, Dunn & Crutcher LLP as to certain U.S. federal income tax matters.

Item 7.   Financial Statements and Exhibits.

(c)       Exhibits.

          4.1(a) Eleventh Supplemental Indenture, dated as of May 11, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the Zero Coupon Convertible Senior Notes Due 2021 of D.R. Horton, Inc.

          8.1 Opinion of Gibson, Dunn & Crutcher LLP as to certain U.S. federal income tax matters.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 11, 2001

                              D. R. Horton, Inc.


                              By:    /s/ Samuel R. Fuller
                                  ----------------------------------------
                                  Samuel R. Fuller
                                  Executive Vice President, Treasurer, and
                                  Chief Financial Officer